UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21672

Name of Fund: S&P 500® Covered Call Fund Inc. (BEP)

Fund Address:	P.O. Box 9011
Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, S&P 500® Covered Call Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 –	Report to Stockholders

S&P 500®
Covered Call Fund Inc.

Annual Report

December 31, 2008

Fund Profile as of December 31, 2008

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	BEP
Initial Offering Date	March 31, 2005
Yield on Closing Market Price as of December 31, 2008 ($9.17)*	21.81%
Current Semi-Annual Distribution per share of Common Stock**	$1.00
Current Annualized Distribution per share of Common Stock**	$2.00

*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the twelve-month period:

	12/31/08 (a)	12/31/07	Change (b)	High	Low

Market Price (c)	$9.17	$15.40	(40.45%)	$17.74	$8.03
Net Asset Value	$9.96	$16.59	(39.96%)	$16.63	$9.54

(a)

For the twelve-month period, the Common Stock of the Fund had a total investment return of (29.26%) based on net asset value per share and (29.84%) based on market price per share, assuming reinvestment of dividends. For the same period, the Fund’s unmanaged reference index, the CBOE S&P 500® Buy Write IndexSM, had a total investment return of (28.65%). The reference index has no expenses associated with performance.

(b)	Does not include reinvestment of dividends.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Exxon Mobil Corp.	5.1%
The Procter & Gamble Co.	2.3
General Electric Co.	2.1
AT&T Inc.	2.1
Johnson & Johnson	2.1
Chevron Corp.	1.9
Microsoft Corp.	1.9
Wal-Mart Stores, Inc.	1.6
Pfizer, Inc.	1.5
JPMorgan Chase & Co.	1.5

Five Largest Industries	Percent of Net Assets

Oil, Gas & Consumable Fuels	11.6%
Pharmaceuticals	7.8
Computers & Peripherals	4.2
Software	3.6
Diversified Telecommunications Services	3.6

Sector Representation	Percent of Total Investments

Information Technology	15.3%
Health Care	14.8
Energy	13.3
Financials	13.3
Consumer Staples	12.8
Industrials	11.1
Consumer Discretionary	8.4
Utilities	4.2
Telecommunication Services	3.8
Materials	3.0

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

S&P 500 and Standard & Poor’s 500 are registered trademarks of the McGraw-Hill Companies.

2	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

A Summary From Your Fund’s Portfolio Manager

          We are pleased to provide you with this shareholder report for S&P 500® Covered Call Fund Inc. The Fund is advised by IQ Investment Advisors LLC and sub-advised by Oppenheimer Capital LLC.

The investment objective of S&P 500® Covered Call Fund Inc. (the “Fund”) is to seek total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the CBOE S&P 500® BuyWrite IndexSM (the “BXM Index”). The BXM Index is a passive, total return index that is based on purchasing the common stocks of all of the companies included in the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), weighted in the same proportions as the S&P 500 (the “Stocks”), and writing (selling) call options on the S&P 500 Index. There can be no assurance that the Fund will achieve its investment objective.

For the year ended December 31, 2008, the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value of $16.59 to $9.96. For the same period, the Fund’s unmanaged reference index, the BXM Index, had a total return as shown below. All of the Fund and index information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 5.

Period	Fund*	BXM Index**	Difference

Fiscal year ended December 31, 2008	(29.26%)	(28.65%)	(0.61%)

Since inception (March 31, 2005) through December 31, 2008	(13.62%)	(10.51%)	(3.11%)

*	Fund performance information is net of expenses.

**	The reference index has no expenses associated with performance.

For more detail with regard to the Fund’s total investment return based on a change in the per share market value of the Fund’s Common Stock (as measured by the trading price of the Fund’s shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund’s shares may trade in the secondary market at a premium or discount to the Fund’s net asset value. As a result, total investment returns based on changes in the market value of the Fund’s Common Stock can vary significantly from total investment returns based on changes in the Fund’s net asset value.

Stephen Bond-Nelson
Portfolio Manager

January 21, 2009

CBOE, Volatility and VIX are registered trademarks and BXM is a service mark of the Chicago Board Options Exchange.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	3

Schedule of Investments as of December 31, 2008

Industry	Common Stocks	Shares Held	Value

	Aerospace & Defense — 2.8%
	Boeing Co.	16,163	$689,675
	General Dynamics Corp.	8,598	495,159
	Goodrich Corp.	2,715	100,509
	Honeywell International, Inc.	16,018	525,871
	L-3 Communications Holdings, Inc.	2,633	194,263
	Lockheed Martin Corp.	7,343	617,399
	Northrop Grumman Corp.	7,211	324,783
	Precision Castparts Corp.	3,075	182,901
	Raytheon Co.	9,132	466,097
	Rockwell Collins, Inc.	3,491	136,463
	United Technologies Corp.	20,966	1,123,778

			4,856,898

	Air Freight & Logistics — 1.1%
	C.H. Robinson Worldwide, Inc.	3,739	205,757
	Expeditors International Washington, Inc.	4,678	155,637
	FedEx Corp.	6,864	440,326
	United Parcel Service, Inc. Class B	21,949	1,210,707

			2,012,427

	Airlines — 0.1%
	Southwest Airlines Co.	16,314	140,627

	Auto Components — 0.2%
	The Goodyear Tire & Rubber Co. (a)	5,322	31,772
	Johnson Controls, Inc.	13,105	237,987

			269,759

	Automobiles — 0.1%
	Ford Motor Co. (a)	52,686	120,651
	General Motors Corp.	13,464	43,085
	Harley-Davidson, Inc.	5,135	87,141

			250,877

	Beverages — 2.5%
	Brown-Forman Corp. Class B	2,163	111,373
	The Coca-Cola Co.	43,882	1,986,538
	Coca-Cola Enterprises, Inc.	6,995	84,150
	Constellation Brands, Inc. Class A (a)	4,293	67,701
	Dr. Pepper Snapple Group, Inc. (a)	5,595	90,919
	Molson Coors Brewing Co. Class B	3,283	160,604
	Pepsi Bottling Group, Inc.	2,980	67,080
	PepsiCo, Inc.	34,254	1,876,092

			4,444,457

	Biotechnology — 2.1%
	Amgen, Inc. (a)	23,368	1,349,502
	Biogen Idec, Inc. (a)	6,435	306,499
	Celgene Corp. (a)	10,105	558,604
	Cephalon, Inc. (a)	1,510	116,330
	Genzyme Corp. (a)	5,966	395,963
	Gilead Sciences, Inc. (a)	20,289	1,037,579

			3,764,477

	Building Products — 0.1%
	Masco Corp.	7,938	88,350

	Capital Markets — 2.3%
	American Capital Ltd.	4,560	14,774
	Ameriprise Financial, Inc.	4,777	111,591
	The Bank of New York Mellon Corp.	25,309	717,004
	The Charles Schwab Corp.	20,637	333,700
	E*Trade Financial Corp. (a)	12,411	14,273
	Federated Investors, Inc. Class B	1,954	33,140

Industry	Common Stocks	Shares Held	Value

Capital Markets (concluded)
	Franklin Resources, Inc.	3,345	$213,344
	The Goldman Sachs Group, Inc.	9,752	822,971
	Invesco Ltd. (b)	8,492	122,624
	Janus Capital Group, Inc.	3,481	27,952
	Legg Mason, Inc.	3,130	68,578
	Merrill Lynch & Co., Inc. (c)	35,314	411,055
	Morgan Stanley	23,422	375,689
	Northern Trust Corp.	4,919	256,477
	State Street Corp.	9,527	374,697
	T. Rowe Price Group, Inc.	5,699	201,973

			4,099,842

Chemicals — 1.7%
	Air Products & Chemicals, Inc.	4,622	232,348
	CF Industries Holdings, Inc.	1,254	61,647
	The Dow Chemical Co.	20,374	307,444
	E.I. du Pont de Nemours & Co.	19,901	503,495
	Eastman Chemical Co.	1,594	50,546
	Ecolab, Inc.	3,698	129,985
	International Flavors & Fragrances, Inc.	1,727	51,326
	Monsanto Co.	12,076	849,547
	PPG Industries, Inc.	3,622	153,681
	Praxair, Inc.	6,802	403,767
	Rohm & Haas Co.	2,755	170,231
	Sigma-Aldrich Corp.	2,768	116,920

			3,030,937

Commercial Banks — 3.1%
	BB&T Corp.	12,185	334,600
	Comerica, Inc.	3,319	65,882
	Fifth Third Bancorp	12,736	105,199
	First Horizon National Corp.	4,622	48,858
	Huntington Bancshares, Inc.	8,073	61,839
	KeyCorp	10,917	93,013
	M&T Bank Corp.	1,695	97,310
	Marshall & Ilsley Corp.	5,741	78,307
	National City Corp.	44,905	81,278
	The PNC Financial Services Group, Inc.	7,678	376,222
	Regions Financial Corp.	15,257	121,446
	SunTrust Banks, Inc.	7,810	230,707
	U.S. Bancorp	38,697	967,812
	Wachovia Corp.	47,662	264,047
	Wells Fargo & Co.	83,582	2,463,997
	Zions Bancorporation	2,544	62,353

			5,452,870

Commercial Services & Supplies — 0.5%
	Avery Dennison Corp.	2,338	76,523
	Cintas Corp.	2,905	67,483
	Pitney Bowes, Inc.	4,546	115,832
	R.R. Donnelley & Sons Co.	4,521	61,395
	Republic Services, Inc. Class A	7,081	175,538
	Stericycle, Inc. (a)	1,887	98,275
	Waste Management, Inc.	10,819	358,542

			953,588

Communications Equipment — 2.5%
	Ciena Corp. (a)	1,986	13,306
	Cisco Systems, Inc. (a)	129,133	2,104,868
	Corning, Inc.	34,280	326,688

4	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Communications Equipment (concluded)
	Harris Corp.	2,968	$112,932
	JDS Uniphase Corp. (a)	4,849	17,699
	Juniper Networks, Inc. (a)	11,644	203,886
	Motorola, Inc.	49,984	221,429
	QUALCOMM, Inc.	36,511	1,308,189
	Tellabs, Inc. (a)	8,778	36,165

			4,345,162

	Computers & Peripherals — 4.2%
	Apple, Inc. (a)	19,605	1,673,287
	Dell, Inc. (a)	38,167	390,830
	EMC Corp. (a)	45,009	471,244
	Hewlett-Packard Co.	54,015	1,960,204
	International Business Machines Corp.	29,630	2,493,661
	Lexmark International, Inc. Class A (a)	1,722	46,322
	NetApp, Inc. (a)	7,282	101,730
	QLogic Corp. (a)	2,821	37,914
	SanDisk Corp. (a)	4,985	47,856
	Sun Microsystems, Inc. (a)	16,289	62,224
	Teradata Corp. (a)	3,882	57,570

			7,342,842

	Construction & Engineering — 0.2%
	Fluor Corp.	4,003	179,615
	Jacobs Engineering Group, Inc. (a)	2,710	130,351

			309,966

	Construction Materials — 0.1%
	Vulcan Materials Co.	2,429	169,010

	Consumer Finance — 0.5%
	American Express Co.	25,581	474,528
	Capital One Financial Corp.	8,638	275,466
	Discover Financial Services, Inc.	10,584	100,865
	SLM Corp. (a)	10,306	91,723

			942,582

	Containers & Packaging — 0.2%
	Ball Corp.	2,086	86,757
	Bemis Co.	2,198	52,049
	Owens-Illinois, Inc. (a)	3,683	100,656
	Pactiv Corp. (a)	2,898	72,102
	Sealed Air Corp.	3,482	52,021

			363,585

	Distributors — 0.1%
	Genuine Parts Co.	3,516	133,116

	Diversified Consumer Services — 0.2%
	Apollo Group, Inc. Class A (a)	2,350	180,057
	H&R Block, Inc.	7,475	169,832

			349,889

	Diversified Financial Services — 3.3%
	Bank of America Corp. (d)	110,662	1,558,121
	CIT Group, Inc.	7,951	36,098
	CME Group, Inc.	1,477	307,378
	Citigroup, Inc.	120,189	806,468
	IntercontinentalExchange, Inc. (a)	1,593	131,327
	JPMorgan Chase & Co.	82,317	2,595,455
	Leucadia National Corp.	3,904	77,299

Industry	Common Stocks	Shares Held	Value

	Diversified Financial Services (concluded)
	Moody’s Corp.	4,284	$86,066
	The NASDAQ Stock Market, Inc. (a)	3,002	74,179
	NYSE Euronext	5,840	159,899

			5,832,290

	Diversified Telecommunication Services — 3.6%
	AT&T Inc.	129,969	3,704,116
	CenturyTel, Inc.	2,209	60,372
	Embarq Corp.	3,130	112,555
	Frontier Communications Corp.	6,866	60,009
	Qwest Communications International Inc.	32,309	117,605
	Verizon Communications, Inc.	62,646	2,123,699
	Windstream Corp.	9,691	89,157

			6,267,513

	Electric Utilities — 2.4%
	Allegheny Energy, Inc.	3,728	126,230
	American Electric Power Co., Inc.	8,900	296,192
	Duke Energy Corp.	27,906	418,869
	Edison International	7,186	230,814
	Entergy Corp.	4,176	347,151
	Exelon Corp.	14,510	806,901
	FPL Group, Inc.	9,014	453,675
	FirstEnergy Corp.	6,723	326,603
	PPL Corp.	8,271	253,837
	Pepco Holdings, Inc.	4,768	84,680
	Pinnacle West Capital Corp.	2,223	71,425
	Progress Energy, Inc.	5,802	231,210
	The Southern Co.	17,083	632,071

			4,279,658

	Electrical Equipment — 0.5%
	Cooper Industries Ltd. Class A	3,820	111,659
	Emerson Electric Co.	16,917	619,331
	Rockwell Automation, Inc.	3,121	100,621

			831,611

	Electronic Equipment & Instruments — 0.3%
	Agilent Technologies, Inc. (a)	7,719	120,648
	Amphenol Corp. Class A	3,884	93,138
	Flir Systems, Inc. (a)	3,064	94,004
	Jabil Circuit, Inc.	4,646	31,361
	Molex, Inc.	3,107	45,020
	Tyco Electronics Ltd.	10,093	163,608

			547,779

	Energy Equipment & Services — 1.5%
	BJ Services Co.	6,438	75,131
	Baker Hughes, Inc.	6,783	217,531
	Cameron International Corp. (a)	4,841	99,240
	ENSCO International, Inc.	3,128	88,804
	Halliburton Co.	19,712	358,364
	Nabors Industries Ltd. (a)	6,276	75,124
	National Oilwell Varco, Inc. (a)	9,204	224,946
	Noble Corp.	5,821	128,586
	Rowan Cos., Inc.	2,484	39,496
	Schlumberger Ltd.	26,381	1,116,708
	Smith International, Inc.	4,827	110,490
	Weatherford International Ltd. (a)	15,022	162,538

			2,696,958

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	5

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

Food & Staples Retailing — 3.2%
	CVS Caremark Corp.	31,676	$910,368
	Costco Wholesale Corp.	9,521	499,852
	The Kroger Co.	14,390	380,040
	SUPERVALU, Inc.	4,664	68,094
	SYSCO Corp.	13,219	303,244
	Safeway, Inc.	9,455	224,745
	Wal-Mart Stores, Inc.	49,311	2,764,375
	Walgreen Co.	21,832	538,595
	Whole Foods Market, Inc.	3,095	29,217

			5,718,530

Food Products — 1.8%
	Archer-Daniels-Midland Co.	14,145	407,800
	Campbell Soup Co.	4,538	136,185
	ConAgra Foods, Inc.	9,860	162,690
	Dean Foods Co. (a)	3,395	61,008
	General Mills, Inc.	7,369	447,667
	H.J. Heinz Co.	6,935	260,756
	The Hershey Co.	3,658	127,079
	The J.M. Smucker Co.	2,612	113,256
	Kellogg Co.	5,556	243,631
	Kraft Foods, Inc.	32,401	869,967
	McCormick & Co., Inc.	2,867	91,343
	Sara Lee Corp.	15,591	152,636
	Tyson Foods, Inc. Class A	6,663	58,368

			3,132,386

Gas Utilities — 0.1%
	Equitable Resources, Inc.	2,886	96,825
	Nicor, Inc.	993	34,497
	Questar Corp.	3,825	125,039

			256,361

Health Care Equipment & Supplies — 2.1%
	Baxter International, Inc.	13,678	733,004
	Becton Dickinson & Co.	5,362	366,707
	Boston Scientific Corp. (a)	33,116	256,318
	C.R. Bard, Inc.	2,183	183,940
	Covidien Ltd.	11,106	402,481
	Dentsply International, Inc.	3,285	92,768
	Hospira, Inc. (a)	3,520	94,406
	Intuitive Surgical, Inc. (a)	863	109,592
	Medtronic, Inc.	24,662	774,880
	St. Jude Medical, Inc. (a)	7,591	250,199
	Stryker Corp.	5,343	213,453
	Varian Medical Systems, Inc. (a)	2,742	96,080
	Zimmer Holdings, Inc. (a)	4,947	199,958

			3,773,786

Health Care Providers & Services — 2.1%
	Aetna, Inc.	10,169	289,816
	AmerisourceBergen Corp.	3,445	122,849
	Cardinal Health, Inc.	7,931	273,382
	Cigna Corp.	6,062	102,145
	Coventry Health Care, Inc. (a)	3,286	48,896
	DaVita, Inc. (a)	2,288	113,416
	Express Scripts, Inc. (a)	5,458	300,081
	Humana, Inc. (a)	3,721	138,719
	Laboratory Corp. of America Holdings (a)	2,382	153,425

Industry	Common Stocks	Shares Held	Value

	Health Care Providers & Services (concluded)
	McKesson Corp.	6,085	$235,672
	Medco Health Solutions, Inc. (a)	10,984	460,339
	Patterson Cos., Inc. (a)	2,003	37,556
	Quest Diagnostics, Inc.	3,494	181,374
	Tenet Healthcare Corp. (a)	9,156	10,529
	UnitedHealth Group, Inc.	26,638	708,571
	WellPoint, Inc. (a)	11,227	472,994

			3,649,764

	Health Care Technology — 0.0%
	IMS Health, Inc.	4,011	60,807

	Hotels, Restaurants & Leisure — 1.5%
	Carnival Corp.	9,638	234,396
	Darden Restaurants, Inc.	3,060	86,231
	International Game Technology	6,500	77,285
	Marriott International, Inc. Class A	6,467	125,783
	McDonald’s Corp.	24,581	1,528,692
	Starbucks Corp. (a)	16,221	153,451
	Starwood Hotels & Resorts Worldwide, Inc.	4,037	72,262
	Wyndham Worldwide Corp.	3,911	25,617
	Wynn Resorts Ltd. (a)	1,352	57,136
	Yum! Brands, Inc.	10,202	321,363

			2,682,216

	Household Durables — 0.4%
	Black & Decker Corp.	1,319	55,147
	Centex Corp.	2,742	29,175
	D.R. Horton, Inc.	6,076	42,957
	Fortune Brands, Inc.	3,306	136,472
	Harman International Industries, Inc.	1,285	21,498
	KB Home	1,653	22,514
	Leggett & Platt, Inc.	3,445	52,330
	Lennar Corp. Class A	3,116	27,016
	Newell Rubbermaid, Inc.	6,114	59,795
	Pulte Homes, Inc.	4,713	51,513
	Snap-On, Inc.	1,259	49,579
	The Stanley Works	1,738	59,266
	Whirlpool Corp.	1,621	67,028

			674,290

	Household Products — 3.1%
	Clorox Co.	3,059	169,958
	Colgate-Palmolive Co.	11,131	762,919
	Kimberly-Clark Corp.	9,118	480,883
	The Procter & Gamble Co.	65,849	4,070,785

			5,484,545

	IT Services — 1.0%
	Affiliated Computer Services, Inc. Class A (a)	2,151	98,838
	Automatic Data Processing, Inc.	11,201	440,647
	Cognizant Technology Solutions Corp. (a)	6,422	115,981
	Computer Sciences Corp. (a)	3,341	117,403
	Convergys Corp. (a)	2,692	17,256
	Fidelity National Information Services, Inc.	4,190	68,171
	Fiserv, Inc. (a)	3,532	128,459
	MasterCard, Inc. Class A	1,592	227,545
	Paychex, Inc.	7,082	186,115
	Total System Services, Inc.	4,337	60,718
	The Western Union Co.	15,782	226,314

			1,687,447

6	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Independent Power Producers & Energy Traders — 0.1%
	The AES Corp. (a)	14,837	$122,257
	Constellation Energy Group, Inc.	3,935	98,729
	Dynegy, Inc. Class A (a)	11,154	22,308

			243,294

	Industrial Conglomerates — 2.8%
	3M Co.	15,283	879,384
	General Electric Co.	231,648	3,752,698
	Textron, Inc.	5,317	73,747
	Tyco International Ltd.	10,425	225,180

			4,931,009

	Insurance — 2.6%
	AON Corp.	5,950	271,796
	Aflac, Inc.	10,280	471,235
	The Allstate Corp.	11,821	387,256
	American International Group, Inc.	59,302	93,104
	Assurant, Inc.	2,594	77,820
	Chubb Corp.	7,845	400,095
	Cincinnati Financial Corp.	3,581	104,100
	Genworth Financial, Inc. Class A	9,553	27,035
	Hartford Financial Services Group, Inc.	6,645	109,111
	Lincoln National Corp.	5,639	106,239
	Loews Corp.	7,983	225,520
	MBIA, Inc.	4,155	16,911
	Marsh & McLennan Cos., Inc.	11,338	275,173
	MetLife, Inc.	17,503	610,155
	Principal Financial Group, Inc.	5,720	129,100
	The Progressive Corp.	14,901	220,684
	Prudential Financial, Inc.	9,351	282,961
	Torchmark Corp.	1,875	83,813
	The Travelers Cos., Inc.	12,892	582,718
	UnumProvident Corp.	7,303	135,836
	XL Capital Ltd. Class A	7,295	26,991

			4,637,653

	Internet & Catalog Retail — 0.2%
	Amazon.com, Inc. (a)	7,093	363,729
	Expedia, Inc. (a)	4,620	38,069

			401,798

	Internet Software & Services — 1.4%
	Akamai Technologies, Inc. (a)	3,730	56,286
	eBay, Inc. (a)	23,657	330,252
	Google, Inc. Class A (a)	5,276	1,623,161
	VeriSign, Inc. (a)	4,279	81,643
	Yahoo! Inc. (a)	30,606	373,393

			2,464,735

	Leisure Equipment & Products — 0.1%
	Eastman Kodak Co.	5,921	38,960
	Hasbro, Inc.	2,732	79,692
	Mattel, Inc.	7,909	126,544

			245,196

	Life Sciences Tools & Services — 0.3%
	Life Technologies Corp (a)	3,806	88,718
	Millipore Corp. (a)	1,214	62,545
	PerkinElmer, Inc.	2,605	36,236
	Thermo Fisher Scientific, Inc. (a)	9,268	315,761
	Waters Corp. (a)	2,173	79,640

			582,900

Industry	Common Stocks	Shares Held	Value

	Machinery — 1.6%
	Caterpillar, Inc.	13,304	$594,290
	Cummins, Inc.	4,441	118,708
	Danaher Corp.	5,639	319,224
	Deere & Co.	9,418	360,898
	Dover Corp.	4,101	135,005
	Eaton Corp.	3,637	180,795
	Flowserve Corp.	1,247	64,221
	ITT Corp.	4,005	184,190
	Illinois Tool Works, Inc.	8,681	304,269
	Ingersoll-Rand Co. Class A	7,031	121,988
	Manitowoc Co.	2,875	24,898
	PACCAR, Inc.	7,999	228,771
	Pall Corp.	2,604	74,032
	Parker Hannifin Corp.	3,554	151,187

			2,862,476

	Media — 2.5%
	CBS Corp. Class B	14,996	122,817
	Comcast Corp. Class A	63,513	1,072,099
	The DIRECTV Group, Inc. (a)	12,045	275,951
	Gannett Co., Inc.	5,031	40,248
	Interpublic Group of Cos., Inc. (a)	10,510	41,620
	The McGraw-Hill Cos., Inc.	6,936	160,846
	Meredith Corp.	796	13,628
	The New York Times Co. Class A	2,569	18,831
	News Corp. Class A	50,725	461,090
	Omnicom Group Inc.	6,855	184,537
	Scripps Networks Interactive	1,986	43,692
	Time Warner, Inc.	79,121	795,957
	Viacom, Inc. Class B (a)	13,531	257,901
	Walt Disney Co.	40,824	926,297
	The Washington Post Co. Class B	128	49,952

			4,465,466

	Metals & Mining — 0.8%
	AK Steel Holding Corp.	2,464	22,964
	Alcoa, Inc.	17,651	198,750
	Allegheny Technologies, Inc.	2,124	54,226
	Freeport-McMoRan Copper & Gold, Inc. Class B	8,329	203,561
	Newmont Mining Corp.	10,027	408,099
	Nucor Corp.	6,924	319,889
	Titanium Metals Corp.	1,868	16,457
	United States Steel Corp.	2,564	95,381

			1,319,327

	Multi-Utilities — 1.5%
	Ameren Corp.	4,664	155,125
	CMS Energy Corp.	4,989	50,439
	CenterPoint Energy, Inc.	7,590	95,786
	Consolidated Edison, Inc.	6,035	234,943
	DTE Energy Co.	3,595	128,234
	Dominion Resources, Inc.	12,821	459,505
	Integrys Energy Group, Inc.	1,680	72,206
	NiSource, Inc.	6,048	66,347
	PG&E Corp.	7,961	308,170
	Public Service Enterprise Group, Inc.	11,165	325,683
	SCANA Corp.	2,592	92,275
	Sempra Energy	5,373	229,051

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	7

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Multi-Utilities (concluded)
	TECO Energy, Inc.	4,693	$57,959
	Wisconsin Energy Corp.	2,579	108,266
	Xcel Energy, Inc.	9,904	183,719

			2,567,708

	Multiline Retail — 0.7%
	Big Lots, Inc. (a)	1,803	26,125
	Family Dollar Stores, Inc.	3,082	80,348
	J.C. Penney Co., Inc.	4,900	96,530
	Kohl’s Corp. (a)	6,721	243,300
	Macy’s, Inc.	9,275	95,996
	Nordstrom, Inc.	3,515	46,785
	Sears Holdings Corp. (a)	1,227	47,693
	Target Corp.	16,602	573,267

			1,210,044

	Office Electronics — 0.1%
	Xerox Corp.	19,091	152,155

	Oil, Gas & Consumable Fuels — 11.6%
	Anadarko Petroleum Corp.	10,124	390,280
	Apache Corp.	7,381	550,106
	Cabot Oil & Gas Corp. Class A	2,279	59,254
	Chesapeake Energy Corp.	11,928	192,876
	Chevron Corp.	44,811	3,314,670
	ConocoPhillips	32,880	1,703,184
	Consol Energy, Inc.	3,996	114,206
	Devon Energy Corp.	9,744	640,278
	EOG Resources, Inc.	5,504	366,456
	El Paso Corp.	15,465	121,091
	Exxon Mobil Corp.	112,185	8,955,729
	Hess Corp.	6,257	335,625
	Marathon Oil Corp.	15,561	425,749
	Massey Energy Co.	1,878	25,898
	Murphy Oil Corp.	4,201	186,314
	Noble Energy, Inc.	3,810	187,528
	Occidental Petroleum Corp.	17,862	1,071,541
	Peabody Energy Corp.	5,881	133,793
	Pioneer Natural Resources Co.	2,596	42,003
	Range Resources Corp.	3,426	117,820
	Southwestern Energy Co. (a)	7,572	219,361
	Spectra Energy Corp.	13,477	212,128
	Sunoco, Inc.	2,577	111,996
	Tesoro Corp.	3,054	40,221
	Valero Energy Corp.	11,381	246,285
	Williams Cos., Inc.	12,763	184,808
	XTO Energy, Inc.	12,722	448,705

			20,397,905

	Paper & Forest Products — 0.2%
	International Paper Co.	9,430	111,274
	MeadWestvaco Corp.	3,767	42,153
	Weyerhaeuser Co.	4,660	142,643

			296,070

	Personal Products — 0.2%
	Avon Products, Inc.	9,402	225,930
	The Estée Lauder Cos., Inc. Class A	2,555	79,103

			305,033

Industry	Common Stocks	Shares Held	Value

	Pharmaceuticals — 7.8%
	Abbott Laboratories	34,220	$1,826,321
	Allergan, Inc.	6,782	273,450
	Bristol-Myers Squibb Co.	43,660	1,015,095
	Eli Lilly & Co.	22,066	888,598
	Forest Laboratories, Inc. (a)	6,647	169,299
	Johnson & Johnson	61,193	3,661,177
	King Pharmaceuticals, Inc. (a)	5,436	57,730
	Merck & Co., Inc.	46,628	1,417,491
	Mylan, Inc. (a)	6,720	66,461
	Pfizer, Inc.	148,714	2,633,725
	Schering-Plough Corp.	35,852	610,560
	Watson Pharmaceuticals, Inc. (a)	2,307	61,297
	Wyeth	29,366	1,101,519

			13,782,723

	Professional Services — 0.2%
	Dun & Bradstreet Corp.	1,187	91,636
	Equifax, Inc.	2,786	73,885
	Monster Worldwide, Inc. (a)	2,715	32,824
	Robert Half International, Inc.	3,424	71,288

			269,633

	Real Estate Investment Trusts (REITs) — 1.0%
	Apartment Investment & Management Co. Class A	2,509	28,979
	AvalonBay Communities, Inc.	1,692	102,501
	Boston Properties, Inc.	2,664	146,520
	Developers Diversified Realty Corp.	2,653	12,947
	Equity Residential	5,999	178,890
	HCP, Inc.	5,572	154,734
	Host Marriott Corp.	11,525	87,244
	Kimco Realty Corp.	5,051	92,332
	Plum Creek Timber Co., Inc.	3,679	127,808
	ProLogis	5,859	81,382
	Public Storage	2,765	219,818
	Simon Property Group, Inc.	4,980	264,587
	Vornado Realty Trust	3,030	182,861

			1,680,603

	Real Estate Management & Development — 0.0%
	CB Richard Ellis Group, Inc. (a)	4,918	21,246

	Road & Rail — 1.0%
	Burlington Northern Santa Fe Corp.	6,191	468,721
	CSX Corp.	8,700	282,489
	Norfolk Southern Corp.	8,166	384,210
	Ryder System, Inc.	1,227	47,583
	Union Pacific Corp.	11,169	533,878

			1,716,881

	Semiconductors & Semiconductor Equipment — 2.1%
	Advanced Micro Devices, Inc. (a)	13,420	28,987
	Altera Corp.	6,558	109,584
	Analog Devices, Inc.	6,422	122,146
	Applied Materials, Inc.	29,590	299,747
	Broadcom Corp. Class A (a)	9,795	166,221
	Intel Corp.	122,669	1,798,328
	KLA-Tencor Corp.	3,724	81,146
	LSI Corp. (a)	14,227	46,807

8	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

Semiconductors & Semiconductor Equipment (concluded)
	Linear Technology Corp.	4,890	$108,167
	MEMC Electronic Materials, Inc. (a)	4,950	70,686
	Microchip Technology, Inc.	4,012	78,354
	Micron Technology, Inc. (a)	16,845	44,471
	National Semiconductor Corp.	4,302	43,321
	Novellus Systems, Inc. (a)	2,154	26,580
	Nvidia Corp. (a)	11,845	95,589
	Teradyne, Inc. (a)	3,734	15,757
	Texas Instruments, Inc.	28,592	443,748
	Xilinx, Inc.	6,041	107,651

			3,687,290

Software — 3.6%
	Adobe Systems, Inc. (a)	11,710	249,306
	Autodesk, Inc. (a)	4,991	98,073
	BMC Software, Inc. (a)	4,135	111,273
	CA, Inc.	8,687	160,970
	Citrix Systems, Inc. (a)	4,011	94,539
	Compuware Corp. (a)	5,436	36,693
	Electronic Arts, Inc. (a)	7,077	113,515
	Intuit, Inc. (a)	7,050	167,720
	McAfee, Inc. (a)	3,366	116,363
	Microsoft Corp.	168,724	3,279,995
	Novell, Inc. (a)	7,615	29,622
	Oracle Corp. (a)	86,397	1,531,819
	Salesforce.com, Inc. (a)	2,314	74,071
	Symantec Corp. (a)	18,438	249,282

			6,313,241

Specialty Retail — 1.8%
	Abercrombie & Fitch Co. Class A	1,912	44,110
	AutoNation, Inc. (a)	2,379	23,504
	AutoZone, Inc. (a)	841	117,294
	Bed Bath & Beyond, Inc. (a)	5,720	145,402
	Best Buy Co., Inc.	7,450	209,419
	GameStop Corp. Class A (a)	3,612	78,236
	The Gap, Inc.	10,284	137,703
	Home Depot, Inc.	37,393	860,787
	Limited Brands, Inc.	5,968	59,919
	Lowe’s Cos., Inc.	32,325	695,634
	Office Depot, Inc. (a)	6,063	18,068
	RadioShack Corp.	2,758	32,931
	The Sherwin-Williams Co.	2,162	129,180
	Staples, Inc.	15,734	281,953
	TJX Cos., Inc.	9,182	188,874
	Tiffany & Co.	2,722	64,321

			3,087,335

Textiles, Apparel & Luxury Goods — 0.4%
	Coach, Inc. (a)	7,210	149,752
	Jones Apparel Group, Inc.	1,834	10,747
	Nike, Inc. Class B	8,653	441,303
	Polo Ralph Lauren Corp.	1,250	56,763
	VF Corp.	1,942	106,363

			764,928

Industry	Common Stocks	Shares Held	Value

Thrifts & Mortgage Finance — 0.2%
	Hudson City Bancorp, Inc.	11,496	$183,476
	People’s United Financial, Inc.	7,670	136,756
	Sovereign Bancorp, Inc. (a)	12,007	35,781

			356,013

Tobacco — 1.8%
	Altria Group, Inc.	45,442	684,357
	Lorillard, Inc.	3,707	208,889
	Philip Morris International, Inc.	44,618	1,941,329
	Reynolds American, Inc.	3,735	150,558
	UST, Inc.	3,273	227,081

			3,212,214

Trading Companies & Distributors — 0.1%
	Fastenal Co.	2,850	99,323
	W.W. Grainger, Inc.	1,421	112,032

			211,355

Wireless Telecommunication Services — 0.2%
	American Tower Corp. Class A (a)	8,749	256,521
	Sprint Nextel Corp. (a)	63,006	115,301

			371,822

	Total Common Stocks (Cost — $215,067,133) — 98.4%		173,455,255

Short-Term Securities	Maturity Date	Interest Rate	Face Amount

Time Deposits — 4.7%
State Street Bank & Trust Co.	1/02/09	0.01%	$8,344,804	8,344,804

Total Short-Term Securities (Cost — $8,344,804) — 4.7%				8,344,804

Total Investments Before Options Written (Cost — $223,411,937*) — 103.1%				181,800,059

Options Written			Number of Contracts

Call Options Written
S&P 500 Index, expiring January 2009 at USD 905			1,997	(4,123,805)

Total Options Written (Premiums Received — $6,490,696) — (2.3%)				(4,123,805)

Total Investments, Net of Options Written (Net Cost — $216,921,241) — 100.8%				177,676,254
Liabilities in Excess of Other Assets — (0.8%)				(1,357,263)

Net Assets — 100.0%				$176,318,991

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	9

Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$178,353,981

Gross unrealized appreciation	$4,709,698
Gross unrealized depreciation	(1,263,620)

Net unrealized appreciation	$3,446,078

(a)	Non-income producing security.

(b)	Depositary receipts.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Dividend Income

Merrill Lynch & Co. Inc.	$524,821	$313,423	$(238,740)	$37,448

(d)	Please see Notes to Financial Statements, Note 6.

•	Financial futures contracts purchased as of December 31, 2008 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Appreciation

160	E-MINI S&P 500	March 2009	$ 7,078,360	$ 122,440

•

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

•

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund’s investments:

		Other Financial Instruments†
	Investments in
Valuation Inputs	Securities	Assets	Liabilities

Level 1	$173,455,255	$122,440	$(4,123,805)
Level 2	8,344,804	—	—
Level 3	—	—	—

Total	$181,800,059	$122,440	$(4,123,805)

†	Other financial instruments are futures and options.

See Notes to Financial Statements.

10	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Statement of Assets, Liabilities and Capital

As of December 31, 2008

Assets

Investments in unaffiliated securities, at value (identified cost — $222,147,119)		$181,389,004
Investments in affiliated securities, at value (identified cost — $1,264,818)		411,055
Cash collateral on financial futures contracts		792,000
Receivables:
Dividends	$420,362
Securities sold	158,823
Variation margin	94,800	673,985

Prepaid expenses		22,404

Total assets		183,288,448

Liabilities

Options written, at value (premiums received — $6,490,696)		4,123,805
Payables:
Dividends to shareholders	2,327,660
Securities purchased	288,608
Investment advisory fees	21,068	2,637,336

Accrued expenses and other liabilities		208,316

Total liabilities		6,969,457

Net Assets

Net assets		$176,318,991

Capital

Common Stock, $.001 par value, 100,000,000 shares authorized		$17,700
Paid-in capital in excess of par		262,963,066
Accumulated realized capital losses — net	$(47,539,228)
Unrealized depreciation — net	(39,122,547)

Total accumulated losses — net		(86,661,775)

Total capital — Equivalent to $9.96 per share based on 17,700,299 shares of Common Stock outstanding (market price — $9.17)		$176,318,991

See Notes to Financial Statements.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	11

Statement of Operations

For the Year Ended December 31, 2008

Investment Income

Dividends (including $37,448 from affiliates)		$5,610,602
Interest		159,034

Total income		5,769,636

Expenses

Investment advisory fees	$2,272,819
Accounting services	106,777
Professional fees	87,053
Directors’ fees and expenses	63,226
Transfer agent fees	46,627
Printing and shareholder reports	29,845
Custodian fees	26,797
Listing fees	23,750
Insurance fees	22,915
Licensing fees	18,015
Other	14,089

Total expenses		2,711,913

Investment income — net		3,057,723

Realized & Unrealized Gain (Loss) — Net

Realized gain (loss) on:
Investments — net (including $238,740 loss from affiliates)	(12,844,552)
Financial futures contracts — net	(7,595,633)
Options written — net	29,906,139	9,465,954
Change in unrealized appreciation/depreciation on:
Investments — net	(94,938,060)
Financial futures contracts — net	108,344
Options written — net	521,219	(94,308,497)

Total realized and unrealized loss — net		(84,842,543)

Net Decrease in Net Assets Resulting from Operations		$(81,784,820)

See Notes to Financial Statements.

12	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Statements of Changes in Net Assets

	For the Year Ended December 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Investment income — net	$3,057,723	$3,004,261
Realized gain — net	9,465,954	10,452,672
Change in unrealized appreciation/depreciation — net	(94,308,497)	2,857,184

Net increase (decrease) in net assets resulting from operations	(81,784,820)	16,314,117

Dividends & Distributions to Shareholders

Investment income — net	(3,057,723)	(3,004,261)
Realized gain — net	—	(13,594,148)
Tax return of capital	(32,178,930)	(18,306,939)

Net decrease in net assets resulting from dividends and distributions to shareholders	(35,236,653)	(34,905,348)

Common Stock Transactions

Value of shares issued to shareholders in reinvestment of dividends and distributions	2,383,761	2,962,020

Net Assets

Total decrease in net assets	(114,637,712)	(15,629,211)
Beginning of year	290,956,703	306,585,914

End of year	$176,318,991	$290,956,703

See Notes to Financial Statements.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	13

Financial Highlights

				For the Period March 31, 2005(a) to December 31, 2005
	For the Year Ended December 31,
The following per share data and ratios have been derived from information provided in the financial statements.
	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$16.59	$17.65	$17.62	$19.10

Investment income — net(b)	.17	.17	.17	.13
Realized and unrealized gain (loss) — net	(4.80)	.77	1.86	.42

Total from investment operations	(4.63)	.94	2.03	.55

Less dividends and distributions from:
Investment income — net	(.17)	(.17)	(.17)	(.13)
Realized gain — net	—	(.78)	(1.64)	(.74)
Tax return of capital	(1.83)	(1.05)	(.19)	(1.13)

Total dividends and distributions	(2.00)	(2.00)	(2.00)	(2.00)

Offering costs resulting from the issuance of Common Stock	—	—	—	(.03)

Net asset value, end of period	$9.96	$16.59	$17.65	$17.62

Market price per share, end of period	$9.17	$15.40	$18.90	$16.40

Total Investment Return(c)

Based on net asset value per share	(29.26%)	5.75%	11.99%	3.11	%(d)

Based on market price per share	(29.84%)	(8.33%)	28.84%	(8.35	%)(d)

Ratios to Average Net Assets

Expenses	1.07%	1.06%	1.07%	1.03	%(e)

Investment income — net	1.21%	.98%	.92%	.96	%(e)

Supplemental Data

Net assets, end of period (in thousands)	$176,319	$290,957	$306,586	$302,299

Portfolio turnover	13%	5%	6%	17%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(d)	Aggregate total investment return.

(e)	Annualized.

See Notes to Financial Statements.

14	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

S&P 500® Covered Call Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with a fixed term of approximately five years. The expected termination date of the Fund is on or about March 31, 2010. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol BEP. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). The value of swaps, including interest rate swaps, caps and floors, will be determined by reference to the value of the components when such components consist of securities for which market quotations are available. In the absence of obtainable quotations, swaps will be valued by obtaining dealer quotations. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Overnight Time Deposits are valued at the amount deposited each day. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Real Estate Investment Trusts (REITs) — A portion of distributions received from REITs may constitute a return of capital. During the year an amount, based upon prior experience and guidance from the REITs is reclassified from dividend income and recorded as an adjustment to basis of the REIT holdings. The adjustment is a reduction in basis and is reflected in either unrealized appreciation (depreciation) or realized gain (loss).

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund’s index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	15

Notes to Financial Statements (continued)

counterparty, for certain instruments, may pledge cash or securities as collateral.

•

Options — The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the written option. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received). Written options are non-income producing investments.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) requires an analysis of tax positions taken or to be taken on a tax return and whether such positions are “more likely than not” to be sustained upon examination based on their technical merit. To the extent they would not be sustained, tax expense (and related interest and penalties) would be recognized for financial statement reporting purposes. Management has evaluated the application of FIN 48 to the Fund, and has determined that FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest is recognized on the accrual basis.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Portions of the distributions paid by the Fund during the years ended December 31, 2008 and December 31, 2007 were characterized as a tax return of capital.

(g) Recent accounting pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

16	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Notes to Financial Statements (continued)

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. In addition, IQ Advisors has entered into a Subadvisory Agreement with Oppenheimer Capital LLC (the “Subadviser”). Pursuant to the agreement, the Subadviser provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays the Subadviser a monthly fee at an annual rate equal to .40% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. is a substantial owner of BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, ML & Co. and/or BlackRock or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $32,143,609 and $39,614,306, respectively.

Transactions in call options written for the year ended December 31, 2008 were as follows:

	Number of Contracts	Premiums Received

Outstanding call options written, at beginning of year	2,011	$5,948,112
Options written	25,693	99,016,614
Options closed	(10,960)	(42,322,601)
Options expired	(14,747)	(56,151,429)

Outstanding call options written, at end of year	1,997	$6,490,696

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding for the years ended December 31, 2008 and December 31, 2007 increased by 163,945 and 167,360, respectively, as a result of dividend and distribution reinvestments.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	17

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

	12/31/2008	12/31/2007

Distributions paid from:
Ordinary income	$3,057,723	$8,405,672
Long-term capital gains	—	8,192,737
Tax return of capital	32,178,930	18,306,939

Total distributions	$35,236,653	$34,905,348

As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income — net	—
Undistributed long-term capital gains — net	—

Total undistributed earnings — net	—
Capital loss carryforward	$(74,808,715	) *
Unrealized losses — net	(11,853,060	) **

Total accumulated losses — net	$(86,661,775)

*	As of December 31, 2008, the Fund had a net capital loss carry-forward of $74,808,715, all of which expires in 2016. This amount will be available to offset like amounts of any future taxable gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain future and options contracts, the deferral of post-October capital losses for tax purposes, and the realization for tax purposes of unrealized gain (losses) on certain securities that are part of a straddle.

6. Subsequent Events:

Effective January 1, 2009, ML & Co., IQ Advisors’ parent, became a wholly owned subsidiary of Bank of America Corporation (the “Transaction”).

On January 23, 2009, a special meeting of stockholders was reconvened from December 19, 2008 to vote on a new investment advisory and management agreement and a new investment subadvisory agreement (together the “New Agreements”) to prevent any potential disruption in IQ Advisors’ and the subadviser’s ability to continue to provide services to the Fund in connection with the Transaction. ML & Co. had informed the Board of Directors of the Fund that it did not believe the Transaction would result in an “assignment” of the Fund’s current investment advisory and management agreement and current investment subadvisory agreement (together, the “Current Agreements”) under the 1940 Act, but that it was possible that the Transaction could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement.

Each of the New Agreements was approved by stockholders and became effective on January 24, 2009. From January 1 to January 23, 2009, the Fund operated under an interim investment advisory and management agreement and an interim investment subadvisory agreement that were previously approved by the Board of Directors of the Fund pursuant to Rule 15a-4 under the 1940 Act.

18	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of S&P 500® Covered Call Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital of S&P 500® Covered Call Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of S&P 500® Covered Call Fund Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, NJ
February 27, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid by the S&P® 500 Covered Call Fund, Inc. to shareholders of record on June 23, 2008 and December 19, 2008.

Interest-Related Dividends for Non-U.S. Residents	2.76	%*

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	19

Approval of New Advisory Agreements and New Subadvisory Agreements

On September 15, 2008, Merrill Lynch & Co., Inc. (“Merrill Lynch”), the parent company of IQ Investment Advisors LLC (“IQ Advisors” or the “Adviser”), announced that it had entered into a definitive Agreement and Plan of Merger with Bank of America Corporation (“Bank of America”) whereby a wholly owned subsidiary of Bank of America would be merged with and into Merrill Lynch (the “Transaction”). Merrill Lynch informed the Board of Directors of each of the funds advised by IQ Advisors (the “IQ Funds” or the “Funds”) that it did not believe the Transaction would result in an “assignment” of the Funds’ current investment advisory and management agreements (the “Current Advisory Agreements”) and current investment subadvisory agreements (the “Current Subadvisory Agreements”) (together, the “Current Agreements”) under the Investment Company Act of 1940, as amended (the “1940 Act”), but that it was possible that the Transaction could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement.

In anticipation of the completion of the Transaction, the Boards of Directors of each of the Funds (the “Board”) met in person on November 11, 2008 (the “Meeting”) for purposes of, among other things, considering whether it would be in the best interests of the Funds and their stockholders to approve new investment advisory and management agreements between IQ Advisors and each of the Funds (the “New Advisory Agreements”) and new investment subadvisory agreements between IQ Advisors and the respective subadviser to each Fund (the “New Subadvisory Agreements”) (together, the “New Agreements”) that would take effect upon the closing of the Transaction. The Board also approved interim investment advisory and management agreements between IQ Advisors and each of the Funds (the “Interim Advisory Agreements”) and interim subadvisory agreements between IQ Advisors and the respective subadviser to each Fund (the “Interim Subadvisory Agreements”) (together, the “Interim Agreements”) that would take effect for a maximum of 150 days following the closing of the Transaction only in the event that stockholders have not approved the respective New Agreements prior to such time. The Board considered substantially the same factors in approving the Interim Agreements as were considered in approving the New Agreements.

The Transaction was approved by the stockholders of Merrill Lynch on December 5, 2008. Effective January 1, 2009, Merrill Lynch became a wholly owned subsidiary of Bank of America. The stockholders of the Fund approved the New Agreements on January 23, 2009.

The following discussion summarizes the information considered and the conclusions made by the Board in approving the New Agreements.

In considering the approval of the New Advisory Agreement between IQ Advisors and each Fund, the Directors received and discussed various materials provided to them in advance of the Meeting, which included, among other things, a copy of the form of New Advisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of the Current Advisory Agreement for each Fund (other than for MLP & Strategic Equity Fund Inc. (“MLP Fund”)), at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements, including information from Lipper, Inc. (“Lipper”) with respect to MLP Fund, due diligence materials from IQ Advisors and a report on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Board regarding the Funds.

In considering whether to approve the New Advisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Advisory Agreement was considered separately by the Directors.

20	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

The Directors considered and discussed, among other things, the following factors in approving the New Advisory Agreements and Interim Advisory Agreements:

(a) Nature, Extent and Quality of Services Provided by IQ Advisors and its Affiliates — In connection with their consideration of each New Advisory Agreement, the Directors considered representations by IQ Advisors that there would be no diminution in the services to be rendered to the Funds by IQ Advisors as a result of the Transaction. The Directors noted that representatives of IQ Advisors stated that they did not anticipate any change in their personnel responsible for providing services to the Funds.

In reviewing each New Advisory Agreement, the Directors focused on the services that IQ Advisors has provided to each Fund. The Directors considered the size and experience of IQ Advisors’ staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund’s respective subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors at the November 11, 2008 Board meeting and at prior Board meetings regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Directors also considered each Fund’s compliance history.

The Directors noted the representations of IQ Advisors that the Transaction would have no adverse effect on the resources and strengths of IQ Advisors in managing the Funds. The Directors then discussed the anticipated financial condition of IQ Advisors and its affiliates following the Transaction. The Directors noted statements from representatives of IQ Advisors that the financial position of IQ Advisors and its affiliates is not expected to be negatively affected by the Transaction. The Directors also considered representations from IQ Advisors that the Transaction is not expected to impact IQ Advisors’ compliance personnel or compliance procedures. Based on the discussions held and the materials presented at the Board meetings held on November 11, 2008 and June 5, 2008 and other prior Board meetings, the Directors determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by IQ Advisors under the New Advisory Agreements and that they expect that the quality of such services will continue to be of high quality and beneficial to the Funds.

(b) Investment Performance of each Fund and IQ Advisors — The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Directors reviewed the investment performance of each Fund that is currently operating and, where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each such Fund was achieving its investment objective. In particular, the Directors noted that the Funds generally performed as expected and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

(c) Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund — In reviewing the New Advisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Advisory Agreement for each respective Fund (other than for MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements for all Funds. At the June 5, 2008 meeting, the Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	21

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability, including MLP Fund, to IQ Advisors and its affiliates. At the June 5, 2008 meeting, the Directors also reviewed a report detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors at the June 5, 2008 meeting and further discussions at the November 11, 2008 meeting and reviewing IQ Advisors’ memorandum and report, the Directors concluded that there continued to be a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors at the June 5, 2008 Board meeting regarding its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc., from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors’ affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock, Inc. and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Directors also concluded that each Fund continued to benefit from such services provided by IQ Advisors’ affiliates.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — In considering the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the advisory fee rate or structure in order to enable a Fund to participate in these economies of scale, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, other than Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”), Dow30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), MLP Fund and S&P 500® Covered Call Fund Inc. (“Covered Call”), is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets.

Taking into account the totality of the information and materials provided to them at Board meetings held November 11, 2008 and June 5, 2008 and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors considered representations by IQ Advisors that there would be no change in the advisory fee paid by each Fund to IQ Advisors under the New Advisory Agreements as a result of the Transaction. In considering the compensation to be paid to IQ Advisors, noting that no changes to such compensation from that payable under the Current Advisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that in connection with such considerations it had received and reviewed a comparison of both the services rendered and the fees paid under the Current Advisory Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors noted that it evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In connection with its consideration of the New Advisory Agreement for MLP Fund, the Directors noted that it had received and reviewed fee comparison data from Lipper at the November 11, 2008 Board meeting. The Directors noted that each Fund’s contractual advisory fee rate at a common asset level was equal to or lower than the median fee rate of its Lipper comparison funds.

Taking into account the totality of the information and materials provided to them at the Board meetings held on November 11, 2008 and June 5, 2008, and at other prior Board meetings, the Directors concluded that the advisory fee rates proposed under each New Advisory Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

22	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

(f) Conclusion — The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Advisory Agreement were fair and reasonable, that IQ Advisors’ fees are reasonable for the services provided to each Fund, and that each New Advisory Agreement should be approved and recommended to stockholders.

Approval of New Investment Subadvisory Agreements

The Directors discussed the approval of New Subadvisory Agreements between IQ Advisors and BlackRock Investment Management, LLC (“BlackRock”), as subadviser to S&P 500® GEARED Fund Inc. (“S&P GEARED”) and Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”); Oppenheimer Capital LLC (“Oppenheimer”), as subadviser to Covered Call and Enhanced S&P 500® Covered Call Fund Inc. (“Enhanced Covered Call”); Nuveen HydePark Group, LLC (“Nuveen HydePark”), as subadviser to Dow 30, Dow 30 Enhanced, NASDAQ Premium and Defined Strategy Fund Inc. (“Defined Strategy”); Fiduciary Asset Management, LLC (“FAMCO”), as subadviser to MLP Fund; and Nuveen Asset Management (“NAM”), as subadviser to Global Income & Currency Fund Inc. (“Global Income”) (each, a “Subadviser” and, collectively, the “Subadvisers”). The Directors also discussed the approval of Interim Subadvisory Agreements between IQ Advisors and the Subadvisers of each of the Funds, which would go into effect for a maximum of 150 days following the closing of the Transaction only in the event that stockholders have not approved the respective New Subadvisory Agreement prior to such time.

In considering the approval of the New Subadvisory Agreement between IQ Advisors and each Subadviser, the Directors received and discussed various materials provided to them in advance of the meetings which included, among other things, a copy of the form of New Subadvisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of the Current Subadvisory Agreements for each Fund (other than for MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements, including due diligence materials from IQ Advisors and a report and presentation on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Directors regarding the Funds.

In considering whether to approve the New Subadvisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors and the Subadvisers including, as applicable: (i) information concerning the services rendered to the Funds by the Subadvisers; (ii) information concerning the revenues and expenses incurred by the Subadvisers from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Subadvisory Agreement was considered separately by the Directors.

The Directors considered and discussed, among other things, the following factors in approving the New Subadvisory Agreements and Interim Subadvisory Agreements:

(a) Nature, Extent and Quality of Services Provided by the Subadvisers — In reviewing the New Subadvisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for each respective Fund (other than MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors focused on the experience of the Subadvisers in managing registered funds. The Directors considered the reputation and investment experience of the Subadvisers and their investment professionals who have served as portfolio managers and would continue to serve as portfolio managers. The Directors noted that it had met with officers of IQ Advisors and members of each Subadviser’s portfolio management team to discuss the management of each Fund’s investments at recent Board meetings. The Directors took into account the annual due diligence investment review of each Subadviser to a currently operating Fund and the report presented at a prior meeting that concluded that each such Subadviser has thus far executed its

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	23

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

respective Fund’s investment strategies in accordance with the Fund’s objectives and general expectations. The Directors noted that it had discussed each Fund’s investment strategy with representatives from the respective Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser’s portfolio management team. The Directors considered the compliance program of each Subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the November 11, 2008 and June 5, 2008 Board meetings, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under the Current Subadvisory Agreement were of a high quality and would continue to benefit the respective Fund. The Directors considered that the same services would be provided by the same personnel pursuant to the New Subadvisory Agreements.

(b) Investment Performance of each Fund and each Subadviser — The Directors had received and considered information about the investment performance of each Fund that is currently operating in light of its stated investment objective and made the determinations discussed above under “Investment Performance of each Fund and IQ Advisors.” As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

(c) Cost of Services Provided and Profits Realized by each Subadviser from the Relationship with each respective Fund — The Directors considered the profitability to BlackRock, a subsidiary of BlackRock, Inc., by serving as Subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under “Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund.” Based on such information, the Directors concluded that BlackRock’s profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the other Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at “arm’s length” between IQ Advisors and each such Subadviser (including NAM and Nuveen HydePark, with which subadvisory arrangements were originally negotiated prior to the investment in their parent company by an affiliate of IQ Advisors). The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — The Directors received and considered information about potential economies of scale at the November 11, 2008 and June 5, 2008 Board meetings and made the determinations discussed above under “Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale.”

Taking into account the totality of the information and materials provided to them at the November 11, 2008, June 5, 2008, and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

24	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements (concluded)

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients —The Directors considered representations by IQ Advisors that there would be no change in the allocation of the fees between IQ Advisors and Subadvisers in relation to the services provided by a Subadviser, as a result of the Transaction. In considering the compensation to be paid to the Subadvisers, noting that no changes to such compensation from that payable under the Current Subadvisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for the respective Fund (other than for MLP Fund), and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that, in connection with such considerations, the Directors had received and reviewed fee comparison data from Lipper (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. The Directors received and reviewed fee comparison data from Lipper for MLP Fund at the November 11, 2008 Board meeting. In reviewing that data, the Directors noted that the subadvisory fee with respect to each Fund was at a level that continued to be reasonable and similar to that of comparable funds.

The Directors discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to them at the Board meetings held on November 11, 2008 and June 5, 2008 and at other prior Board meetings, among other things, the fact that the subadvisory fees were negotiated by IQ Advisors on an arm’s length basis, the Directors concluded that the subadvisory fees proposed under each New Subadvisory Agreement continued to be reasonable for the services being rendered.

(f) Conclusion — The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Subadvisory Agreement were fair and reasonable, that the Subadvisers’ fees are reasonable for the services provided to each Fund, and that each New Subadvisory Agreement should be approved and recommended to stockholders.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	25

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

26	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Proxy Results

During the six-month period ended December 31, 2008, the shareholders of S&P 500® Covered Call Fund Inc. voted on the following proposals. On December 19, 2008, a special meeting of shareholders was adjourned with respect to the proposals until January 23, 2009, at which time they were approved. A description of the proposals and number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Abstentions/ Broker non-votes

To approve a new investment advisory and management agreement for the Fund.	7,849,947	306,694	905,979

To approve a new investment subadvisory agreement for the Fund.	7,788,515	342,337	931,768

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund***	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen by Director	Other Public Directorships Held by Director

Non-Interested Directors*

Paul Glasserman	P.O. Box 9095 Princeton, NJ 08543-9095 1962	Director & Chairperson of the Board	2005 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean since July 2004.	10	None

Steven W. Kohlhagen	P.O. Box 9095 Princeton, NJ 08543-9095 1947	Director & Chairperson of the Audit Committee	2005 to present	Retired financial industry executive since August 2002.	10	Ametek, Inc.

William J. Rainer	P.O. Box 9095 Princeton, NJ 08543-9095 1946	Director	2005 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	10	None

Laura S. Unger	P.O. Box 9095 Princeton, NJ 08543-9095 1961	Director & Chairperson of the Nominating & Corporate Governance Committee	2007 to present	Independent Consultant since 2002; Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Regulatory Expert for CNBC (2002 – 2003).	10	CA, Inc. (software) and Ambac Financial Group, Inc.

*	Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

**

Each Director will serve for a term of one year and until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

***

Chairperson titles are effective January 1, 2009. Prior to this date, the chairpersons were as follows: Mr. William J. Rainer, Chairman of the Board; Mr. Steven W. Kohlhagen, Chairman of the Nominating & Corporate Governance Committee; and Mr. Paul Glasserman, Chairman of the Audit Committee.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	27

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers†

Mitchell M. Cox	P.O. Box 9011 Princeton, NJ 08543-9011 1965	President	2005 to present

IQ Investment Advisors LLC, President since April 2004; Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”), Managing Director, Head of Global Investments & Insurance Solutions since 2008; MLPF&S, Managing Director, Head of Financial Products Group (2007 – 2008); MLPF&S, Managing Director, Head of Global Wealth Management Market Investments & Origination (2003 – 2007); MLPF&S, Managing Director, Head of Structured Products Origination and Sales (2001 – 2003); MLPF&S, FAM Distributors (“FAMD”), Director since 2006; IQ Financial Products LLC, Director since 2006.

Justin C. Ferri	P.O. Box 9011 Princeton, NJ 08543-9011 1975	Vice President	2005 to present

IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Managing Director, Global Investments & Insurance Solutions since 2008; Merrill Lynch Alternative Investments LLC (“MLAI”), Director since 2008; MLPF&S, Vice President, Head of Global Private Client Rampart Equity Derivatives (2004 – 2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002 – 2004).

Donald C. Burke	P.O. Box 9011 Princeton, NJ 08543-9011 1960	Vice President and Assistant Treasurer	2005 to present

IQ Investment Advisors LLC, Secretary and Treasurer (2004 – March 2007); BlackRock, Inc., Managing Director since 2006; Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management (“FAM”), Managing Director (2006); MLIM and FAM, First Vice President (1997 – 2005) and Treasurer (1999 – 2006).

James E. Hillman	P.O. Box 9011 Princeton, NJ 08543-9011 1957	Vice President and Treasurer	2007 to present

IQ Investment Advisors LLC, Treasurer since March 2007; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (September 2006 – 2007); Managed Account Advisors LLC, Vice President and Treasurer since November 2006; Director, Citigroup Alternative Investments Tax Advantaged Short Term Fund in 2006; Director, Korea Equity Fund Inc. in 2006; Independent Consultant, January to September 2006; Managing Director, The Bank of New York, Inc. (1999 – 2006).

Colleen R. Rusch	P.O. Box 9011 Princeton, NJ 08543-9011 1967	Vice President and Secretary	2005 to present

IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since 2007, Vice President since 2005; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (2005 – 2007); MLIM, Director from January 2005 to July 2005; Vice President of MLIM (1998 – 2004).

Martin G. Byrne	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Legal Officer	2006 to present

IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director since 2006, First Vice President (2002 – 2006); Managed Account Advisors LLC, Chief Legal Officer since November 2006; FAMD, Director since 2006.

Gloria Greco	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Compliance Officer	2008 to present

IQ Investment Advisors LLC, Chief Compliance Officer since 2008; Merrill Lynch & Co., Inc., First Vice President, Global Compliance since February 2006, Director (2003 – 2006), Vice President (1999 – 2003).

Michael M. Higuchi	P.O. Box 9011 Princeton, NJ 08543-9011 1979	Vice President	2008 to present

IQ Investment Advisors LLC, Vice President since 2008; MLPF&S, Vice President, Structured and Alternative Solutions since 2007; ML & Co., Inc., Vice President, Corporate Finance Treasury (2006 – 2007); ML & Co., Inc., Assistant Vice President, Corporate Finance Treasury (2005 – 2006); ML & Co., Inc., Senior Specialist, Corporate Finance Treasury (2003 – 2005).

†	Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310

28	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Privacy Pledge

Below is a summary of the Merrill Lynch Global Privacy Pledge, as it pertains to the IQ Funds’ shareholders. A full copy of the pledge is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

To whom and what does this Pledge apply?

This Pledge covers the personal information of current and former individual clients of Merrill Lynch and certain affiliates, including IQ Investment Advisors LLC (“IQ”), the investment adviser to the IQ family of registered closed-end investment companies (“IQ Funds”). In addition, this Pledge covers the personal information of other individuals with whom Merrill Lynch has an existing or prospective relationship where either (a) such protection is required by applicable laws, rules or regulations; or (b) a Merrill Lynch company has made a separate and specific commitment to that effect. In this Pledge, “personal information” refers to (a) any information relating to an identified individual; or (b) any nonpublic personal information. Shareholders of the IQ Funds are covered by this Pledge.

The Merrill Lynch family of companies is now part of the Bank of America family of companies. When used herein, “we,” “our” and “us” refer only to the Merrill Lynch family of companies and does not explain how the other Bank of America companies manage customer information and what actions you can take regarding how the other Bank of America companies use and share your information. Please visit www.bankofamerica.com/privacy for more information on the policy of the other Bank of America companies.

What personal information do we collect and how do we collect it?

Based on our relationship with you, we collect personal information from and about you that is adequate, relevant and appropriate under the circumstances. For example, we may collect or verify personal information from or about you in the following ways:

•

From applications; forms; communications (including electronic communications) and other interactions (information including your name, address, e-mail address, telephone number, Social Security or other identification number, income, assets, financial goals, interests, source of funds and investment objectives);

•	From your transactions made with or by a Merrill Lynch company;

•

From entities outside of the Merrill Lynch corporate family (“nonaffiliated third parties”), information including your creditworthiness/credit history and identity. These non-affiliated third parties include consumer/credit-reporting agencies; joint marketing partners; verification services; loan servicers or originators; entities to which we provide stock option and 401(k) plan services; entities that provide us with mailing lists; and public reference sources including the Internet. In the case of insurance, we may, pursuant to your consent or as otherwise permitted, obtain motor vehicle reports or medical information; and

•	From visits to our websites, information including certain technical information about your computer and operating systems.

How do we use personal information?

We use personal information to operate our business in a prudent manner. This may include, depending on your relationship with us, using it to evaluate financial needs; offer a broad range of products and services; deliver integrated financial services; process, service and maintain accounts and transactions; respond to inquiries and requests; fulfill our obligations to you; verify income, asset and obligation information; resolve disputes; prevent fraud; monitor and archive communications; and perform risk control. Additionally, we may use your personal information to verify your identity, including, where applicable, verification in accordance with the USA PATRIOT Act or to comply with legal and regulatory requirements around the world, and in accordance with applicable laws, rules and regulations. Where permitted and appropriate, we may also use personal information for Merrill Lynch’s marketing, product research, business development and/or global relationship management purposes, and may contact you in this regard.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	29

Privacy Pledge (continued)

What personal information do we share internally among the Bank of America companies and Merrill Lynch companies and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of your personal information with any Bank of America company and Merrill Lynch company, including broker-dealers, investment advisors, investment managers, transfer agents, banks, insurance companies and agencies, trust companies and mortgage originators or bankers.

What personal information do we share externally with nonaffiliated third parties and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of the personal information we collect with nonaffiliated third parties. These nonaffiliated third parties may be financial service providers (such as securities broker-dealers, banks or insurance companies), intermediaries (such as SWIFT, a global provider of secure financial messaging services), non-financial companies (such as consumer reporting agencies or technology companies) or others (such as professional services organizations or other service providers). Where you have a contractual relationship with a third party, the handling of your information by that party will be subject to your agreement(s) with it.

In addition, Merrill Lynch has entered into a Protocol with certain other brokerage firms under which your Merrill Lynch Financial Advisor (if applicable) may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

If you have a relationship with us through your employer, such as through your stock option or 401(k) plan, then we will share certain plan and transaction information related to your plan activity with your employer pursuant to the terms of the plan agreements. We will limit the use of this information in accordance with our agreements with the plan or employer.

We may also transfer personal information (a) to government agencies and other self-regulatory organizations, and regulatory and law enforcement authorities as necessary or required (for example, in the context of their investigation of terrorism, money laundering and other serious forms of organized crime); (b) as part of the sale, merger or other disposition of a Merrill Lynch business; and (c) to other non-affiliated third parties as requested by you or your authorized representative, or as permitted or required by law, rule and/or regulation. These third parties may be located in your country or in other countries, which may not have equivalent data protection laws to those in your country.

How do we protect the confidentiality and security of personal information?

•	We educate our employees to treat personal information with care, and work to limit access to this information to individuals who need it for the purposes stated in this Pledge.

•	We maintain and monitor our physical, electronic and procedural safeguards to comply with applicable regulations, updating them as needed to protect personal information.

•

We take such technical and organizational security measures as we deem appropriate to keep personal information confidential and secure against unauthorized or unlawful processing, and to prevent loss, destruction or damage.

How can you verify that your personal information is accurate?

We endeavor to (a) keep personal information only for so long as is necessary for business purposes or to meet legal and regulatory requirements; and (b) keep our records of your personal information current and complete.

If you become aware of any discrepancies in your personal information, please contact your Financial Advisor, or contact us at the phone number or address set forth at the end of this Pledge, and we will make the necessary corrections. Note that, in some cases, if you are an online client with us, certain information may also be corrected via the Merrill Lynch secure/password-protected Web sites. Please do not send any personal information via nonsecure methods of communication.

30	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Privacy Pledge (concluded)

What choices do you have?

As described in this Pledge, each Merrill Lynch company may share your information with affiliated companies within the Bank of America and Merrill Lynch family of companies. You may have the right to instruct the Merrill Lynch company with whom you have a relationship not to share certain eligibility information, such as certain loan application or credit eligibility information, with any other Bank of America or Merrill Lynch company. Please note that, even if you exercise this option, we may still share this information with our affiliates when they are assisting us in serving you, and we can continue to share transaction and experience information with our affiliates.

How can you exercise your choices?

If you would like to limit the sharing of certain eligibility information, such as certain loan application and credit eligibility information, among Bank of America and Merrill Lynch-affiliated companies, as more fully described in the “What choices do you have?” section of this Pledge, please call (+1) (877) 222-7954.

What if you have questions regarding this Pledge or our privacy practices?

Merrill Lynch is responsible for ensuring that it is handled in accordance with this Pledge and applicable laws, rules and regulations. If you have any questions regarding this Pledge or our privacy-related practices, please contact us by e-mail at privacy@ml.com or by phone at (+1) (877) 222-7954.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Fund Certification

In May 2008, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	31

www.IQIAFunds.com

S&P 500® Covered Call Fund Inc. seeks to provide total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the CBOE S&P 500® BuyWrite IndexSM.

This report, including the financial information herein, is transmitted to shareholders of S&P 500® Covered Call Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

S&P 500® Covered Call Fund Inc.

P.O. Box 9011

Princeton, NJ 08543-9011

#IQBEP — 12/08

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

S&P 500® Covered Call Fund Inc.	$28,000	$26,000	$0	$0	$8,500	$8,500	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

S&P 500® Covered Call Fund Inc.	$8,500	$8,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $2,049,000, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman
Steven W. Kohlhagen
William J. Rainer
Laura S. Unger

Item 6 –		Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Oppenheimer Capital, LLC (the “Sub-adviser” or “Oppenheimer Capital”). The Proxy Voting Policies and Procedures of the Sub-adviser (the “Proxy Voting Policies”) are attached as Exhibit 99.PROXYPOL hereto.

Item 8 –		Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2008.

(a)(1)

Mr. Stephen Bond-Nelson is primarily responsible for the day-to-day management of the registrant’s portfolio. As of December 31, 2005, Mr. Stephen Bond-Nelson was a co-portfolio manager for the Fund. From 1999 to 2004, Stephen was a Senior Research Analyst

at PEA Capital LLC. Prior to joining the firm, he was a Senior Research Analyst at Prudential Mutual Funds. He has over fifteen years of investment management experience.

(a)(2)	As of December 31, 2008:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen Bond-Nelson	3	5	1	0	0	0
	$1,173,097,824	$277,688,707	$193,291,932	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Fund. Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities. Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts. This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions. Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies. Potential conflicts of interest may arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies. The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability. Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests. Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions. Such policies may preclude a Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.

Oppenheimer Capital and its affiliates’ objective are to meet their fiduciary obligation with respect to all clients. Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts. Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics. Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its client over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

(a)(3)	As of December 31, 2008:

Compensation. Mr. Bond-Nelson’s compensation consists of the following elements:

Base salary. The portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. The portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between either one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

(a)(4)	Beneficial Ownership of Securities. As of December 31, 2008, Mr. Bond-Nelson did not beneficially own any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500® Covered Call Fund Inc.

By:
/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer of
S&P 500® Covered Call Fund Inc.

Date: February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer (principal executive officer) of
S&P 500® Covered Call Fund Inc.

Date: February 25, 2009

By:
/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
S&P 500® Covered Call Fund Inc.

Date: February 25, 2009